                                                                    EXHIBIT 10.3


                   THE FIRST FEDERAL SAVINGS BANK OF AMERICA
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I..................................................................  2
     Purpose of the Plan...................................................  2

ARTICLE II.................................................................  2
     Definitions...........................................................  2
              2.1   Board..................................................  2
                    -----
              2.2   Code...................................................  2
                    ----
              2.3   Defined Benefit Plan...................................  2
                    --------------------
              2.4   Eligible Employee......................................  2
                    -----------------
              2.5   Employee...............................................  2
                    --------
              2.6   ERISA..................................................  2
                    -----
              2.7   ESOP...................................................  2
                    ----
              2.8   Former Participant.....................................  3
                    ------------------
              2.9   Matching Contribution..................................  3
                    ---------------------
              2.10  Nonqualified Plan......................................  3
                    -----------------
              2.11  Participant............................................  3
                    -----------
              2.12  Period of Participation................................  3
                    -----------------------
              2.13  Retirement Benefit.....................................  3
                    ------------------
              2.14  Bank...................................................  3
                    ----
              2.15  Savings Plan...........................................  3
                    ------------
              2.16  SERP...................................................  3
                    ----
              2.17  Supplemental ESOP Benefit..............................  3
                    -------------------------
              2.18  Supplemental Retirement Plan Benefit...................  3
                    ------------------------------------
              2.19  Supplemental Savings Plan Benefit......................  3
                    ---------------------------------
              2.20  Termination of Service.................................  4
                    ----------------------

ARTICLE III................................................................  4
     Participation.........................................................  4
              3.1   Eligibility for Participation..........................  4
                    -----------------------------
              3.2   Supplemental Savings Plan Benefit Account..............  5
                    -----------------------------------------
              3.3   Commencement of Participation..........................  5
                    -----------------------------
              3.4   Termination of Participation...........................  5
                    ----------------------------

ARTICLE IV.................................................................  6
     Benefits to Participants..............................................  6
              4.1   Supplemental Benefits..................................  6
                    ---------------------
              4.2   Payment to Missing Person..............................  7
                    -------------------------
              4.3   Release from Liability.................................  7
                    ----------------------

ARTICLE V..................................................................  7
     Administration........................................................  7
              5.1   Duties of the Board....................................  7
                    --------------------
              5.2   Liabilities of the Board...............................  7
                    -------------------------
              5.3   Expenses...............................................  8
                    --------

ARTICLE VI.................................................................  8
     Amendment and Termination.............................................  8
              6.1   Amendment and Termination..............................  8
                    -------------------------
              6.2   Vesting and Payment Upon Termination...................  8
                    ------------------------------------
              6.3   Preservation of Benefits on Amendment..................  9
                    -------------------------------------

ARTICLE VII................................................................  9
     Miscellaneous Provisions..............................................  9
              7.1   Governing Law..........................................  9
                    -------------
              7.2   No Right to Continued Employment.......................  9
                    --------------------------------
              7.3   Construction of Language...............................  9
                    ------------------------
              7.4   Non-alienation of Benefits.............................  9
                    --------------------------
              7.5   Operation as Unfunded Nonqualified Plan................ 10
                    ---------------------------------------
              7.6   Reliance Upon Information.............................. 10
                    -------------------------
              7.7   Effective Date......................................... 10
                    --------------

                   THE FIRST FEDERAL SAVINGS BANK OF AMERICA
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     WHEREAS, the employees of First Federal Savings Bank of America ("Bank") are provided with benefits under the Financial Institutions Retirement Fund as adopted by First Federal Savings Bank of America ("Defined Benefit Plan"), the First Federal Savings Bank of America Employees' Profit Sharing Plan and Trust ("Savings Plan") and the First Federal Savings Bank of America Employee Stock Ownership Plan ("ESOP"); and

     WHEREAS, the Internal Revenue Code of 1986, as amended ("Code") imposes limitations on the level of annual benefits that may provided to Participants in the Defined Benefit Plan, the level of savings which may be contributed by Participants to the Savings Plan, the amount of contributions that may be made to the Savings Plan and the ESOP by the Bank on the behalf of Participants, and limits the amount of compensation which may be considered in determining benefits under all of these plans; and

     WHEREAS, the Board of Directors of the Bank desires to adopt the plan to provide certain employees with benefits to replace benefits to which they would be entitled but for the application of the limitations imposed by the Code;

     THEREFORE, by resolution of the Board of Directors, the Supplemental Executive Retirement Plan has been adopted.

                                   ARTICLE I

                              Purpose of the Plan
                              -------------------

     The purpose of First Federal Savings Bank of America Supplemental Executive Retirement Plan ("SERP") is to provide a designated select group of highly compensated management employees of the Bank with deferred benefits to which they would otherwise be entitled under the terms of the Defined Benefit Plan, the Savings Plan and the ESOP, but for limitations on benefits and includible compensation imposed by the Code. The benefits will be paid out of the Bank's general assets exclusively. This Plan is intended to be a top hat plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.


                                  ARTICLE II

                                  Definitions
                                  -----------

     Wherever appropriate to the purposes of the SERP, capitalized terms shall have the meanings assigned to them under the Defined Benefit Plan, the Savings Plan and the ESOP. Notwithstanding the preceding, the following definitions shall apply for the purposes of this SERP unless a different meaning is clearly indicated by the context.

     2.1  Board means the Board of Directors of the Bank.
          -----

     2.2  Code means the Internal Revenue Code of 1986, as amended from time to
          ----
time (including the corresponding provisions of any succeeding law).

     2.3  Defined Benefit Plan means the Financial Institutions Retirement Fund
          --------------------
as adopted by First Federal Savings Bank of America, as may be amended from time to time (including the corresponding provisions of any successor qualified defined benefit plan adopted by the Bank).

     2.4  Eligible Employee means an Employee who is eligible for participation
          -----------------
in the SERP in accordance with the provisions of Article III.

     2.5  Employee means any person, including an officer, who is employed by
          --------
the Bank.

     2.6  ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time (including the corresponding provisions of any succeeding law).

     2.7  ESOP means the First Federal Savings Bank of America Employee Stock
          ----
Ownership Plan.

     2.8  Former Participant  means a person whose participation in the SERP has
          -------------------
terminated as provided under Section 3.4.

     2.9  Matching Contribution means an amount equal to the product of (i) the
          ---------------------
amount such Participant is contributing to the SERP under Section 3.2 subject to any limitation on Employer Matching Contributions under the Savings Plan and
(ii) the percentage of the Employer Matching Contributions being made under the Savings Plan during the same period.

     2.10 Nonqualified Plan means a plan of deferred compensation which does not
          -----------------
meet the requirements of Section 401(a) of the Code.

     2.11 Participant means any person who is participating in the SERP in
          -----------
accordance with its terms.

     2.12 Period of Participation means the period during which a person is a
          -----------------------
Participant.

     2.13 Retirement Benefit means the benefit payable to a Participant pursuant
          ------------------
to the terms of the Defined Benefit Plan.

     2.14 Bank means First Federal Savings Bank of America having its principal
          ----
office at One North Main Street, Fall River, Massachusetts 02720, and its successors or assigns.

     2.15 Savings Plan means the First Federal Savings Bank of America
          ------------
Employees' Profit Sharing Plan and Trust, as may be amended from time to time (including the corresponding provisions of any successor qualified savings plan adopted by the Bank).

     2.16 SERP means this First Federal Savings Bank of America Supplemental
          ----
Executive Retirement Plan as amended from time to time.

     2.17 Supplemental ESOP Benefit means the benefit provided by this SERP
          -------------------------
based on limitations, imposed by Sections 401(a)(17) and/or 415 of the Code, on the benefits of a Participant under the ESOP. Such benefit equals the positive difference between the number of shares allocated to a Participant under the ESOP and the number which would have been allocated under the ESOP at that time except for the operation of the limitations of the Code.

     2.18 Supplemental Retirement Plan Benefit means the benefit provided by
          ------------------------------------
this SERP based on limitations imposed by Section 401(a)(17) and 415 of the Code, on the benefits of a Participant in the Defined Benefit Plan. Such Benefit equals the positive difference between the annual benefit payable under the Defined Benefit Plan to the Participant and the annual benefit that would have been payable under the Defined Benefit to the Participant but for the limitations imposed by the Code.

     2.19 Supplemental Savings Plan Benefit means the benefit provided by this
          ---------------------------------
SERP based on limitations, imposed by the Code, on the level of savings which may be contributed by Participants under the Savings Plan. In particular, the Supplemental Savings Plan Benefit shall be a benefit equal to the amount contributed to the Bank by the Participants and the Bank, and earnings thereon, both in accordance with
Section 3.2 of this SERP.

     2.20 Termination of Service means an Employee's separation from the service
          ----------------------
of the Bank, whether by resignation, discharge, death, disability, retirement or otherwise.


                                  ARTICLE III
                                  -----------

                                 Participation
                                 -------------

     3.1  Eligibility for Participation.
          ------------------------------

          Only Eligible Employees may be or may become Participants.

               (a) An Employee shall become an Eligible Employee for Supplemental Retirement Plan Benefits if:

                         (1) The Board, in its sole discretion, designates him as an Eligible Employee; and

                         (2) He is a Participant in the Defined Benefit Plan and his benefits thereunder are limited by Sections 401(a)(17) and/or Section 415 of the Code.

               (b) An Employee shall become an Eligible Employee for Supplemental Savings Plan Benefits if:

                         (1) The Board, in its sole discretion, designates him as an Eligible Employee; and

                         (2) He is a Participant in the Savings Plan and his benefits thereunder would be limited by Sections 401(m), 401(a)(17) and/or 415 of the Code if maximum contributions were desired; and

                         (3)  He elects to participate in the Savings Plan; and

                         (4) Deposit with the Bank, for credit to his Supplemental Savings Plan Benefit Account, the amount defined in Section 3.2.

               (c) An Employee shall become an Eligible Employee for Supplemental ESOP Benefits if:

                         (1) The Board, in its sole discretion, designates him as an Eligible Employee; and

                         (2) He is a Participant in the ESOP and his benefits thereunder are limited by the application of Sections 401(a)(17) and/or 415 of the Code.

     3.2  Supplemental Savings Plan Benefit Account
          -----------------------------------------

     The Bank will accept deferrals of compensation from each Participant who is an Eligible Employee pursuant to Section 3.1(b) and who elects to participate in the SERP. Each such Eligible Employee may make annual deferrals of compensation in an amount equal to the difference between (i) the maximum amount the Participant would be permitted to contribute to the Savings Plan for the given year but for the limitations of Sections 401(m), 401(a)(17), 415, or any other Section of the Code and (ii) deferrals actually made to the Savings Plan. Amounts returned from the Savings Plan because of any discrimination testing or other limitations on contributions will be deferred into this SERP without further action on the Participant being required, to the extent such deferral is permitted under applicable law. If such deferral is not permitted, Participant's election will run to other Compensation in an amount equal to such returned monies. The Bank will establish a memorandum account, maintained as a Supplemental Savings Plan Benefit Account for such Participant on the Bank's books, which will be credited with the amount of such contributions. The Supplemental Savings Plan Benefit Accounts are not insured by the Federal Deposit Insurance Corporation and shall be considered an asset of the Bank subject to the claims of general creditors.

     Amounts credited to a Participant's Supplemental Savings Plan Benefit Account shall be credited with interest at a rate equal to the combined weighted return provided to the Participant's Account under the Savings Plan. Such interest shall be credited monthly. The Bank will credit the Participant's Supplemental Savings Plan Benefits Account with the Matching Contribution when otherwise due under the Savings Plan.

     3.3  Commencement of Participation.
          -----------------------------

       An Eligible Employee shall become a Participant on the date determined by the Board. However, in no event will an Employee become a Participant prior to [________].

     3.4  Termination of Participation.
          ----------------------------

     Participation in the Plan shall cease on the: (a) date of the Participant's Termination of Service; or (b) date on which he ceases to be an Eligible Employee.

                                  ARTICLE IV
                                  ----------

                           Benefits to Participants
                           ------------------------

     4.1  Supplemental Benefits.
          ---------------------

          (a) A Participant who satisfies Section 3.1(a) of the SERP shall be entitled to an unfunded, unseured promise from the Bank of Supplemental Retirement Plan Benefits.
          (b) A Participant who satisfies Section 3.1(b) of the SERP shall be entitled to an unfunded, unsecured promise from the Bank of Supplemental Savings Plan Benefits.

          (c) A Participant who satisfies Section 3.1(c) of the SERP shall be entitled to an unfunded, unsecured promise from the Bank of Supplemental ESOP Benefits.

          (d) The Supplemental Retirement Plan Benefit provided for in Section 3.1(a) shall be paid commencing upon Termination of Service to the Participant or his designated beneficiary in the manner and for the period as the Participant shall have elected with respect to his benefit under the Defined Benefit Plan.

          (e) Participants shall be vested in the benefits under Section 3.1(a), in the same percentage that they are vested in benefits payable under the Defined Benefit Plan.

          (f) The Supplemental Savings Plan Benefit provided for in Section 3.1(b) shall be paid commencing upon Termination of Service to the Participant or his designated beneficiary in the manner and for the period as the Participant shall have elected with respect to his benefit under the Savings Plan.

          (g)  Participants shall be vested in the benefits payable under
               Section 3.1(b), in the same percentage that they are vested in benefits payable under the Savings Plan.

          (h) A Participant shall be vested in benefits payable under Section 3.1(c) of this SERP in the same percentage that such Participant has a vested interest in his account under the ESOP.

          (i) The Supplemental ESOP Benefit provided for in Section 3.1(c) shall be paid commencing upon Termination of Service to the Participant or his designated beneficiary in the manner and for the period as the

               Participant shall have elected with respect to his benefit under the ESOP.


     4.2  Payment to Missing Person.
          --------------------------

     If the Bank is unable to effect delivery of any amount payable hereunder to the person entitled thereto, or upon his death, to his personal representative, it shall so advise the Board and the Board shall give written notice to such person at his last known address as shown in such Participant's record of employment. If such person or his personal representative does not present himself to the Board after three years from the date of mailing such notice, then the Board shall direct such amount, including any amount thereafter becoming due to such person or his personal representative to be distributed in the manner provided herein with respect to the death of a Participant. If there is no valid designation of Beneficiary on file; or, if there can be no distribution under the foregoing provision, the same shall be treated as a forfeiture in accordance with the provisions hereof.

     4.3  Release from Liability.
          -----------------------

     Payment to any Participant, legal representative or Beneficiary, in accordance with the provisions of this Plan, is deemed to be in full satisfaction of all claims by the Participant, representative or Beneficiary against this SERP, the Board, and the Bank. The Board may require such Participant, legal representative, or Beneficiary as a condition precedent to payment to execute a receipt and release in such form as shall be determined by the Board.


                                   ARTICLE V
                                   ---------

                                Administration
                                --------------

     5.1  Duties of the Board.
          -------------------

     The Board shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Board pursuant to this Section 5.1 shall be conclusive and binding upon the Bank, Participants, Former Participants, Beneficiaries, and other interested parties. The Board may delegate any duties to persons of its choosing.

     5.2  Liabilities of the Board.
          -------------------------

     Neither the Board nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participants, Former Participants or Beneficiaries in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Bank.

     5.3  Expenses.
          --------

       Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Bank. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

     5.4  Unfunded Character of Plan.
          --------------------------

     The SERP shall be unfunded. Neither the Bank nor the Board nor its individual members shall segregate or otherwise identify specific assets to be applied to purposes of the Plan, nor shall any of them be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank.


                                  ARTICLE VI
                                  ----------

                           Amendment and Termination
                           -------------------------

     6.1  Amendment and Termination.
          --------------------------

     Subject to the provisions of Sections 6.2 and 6.3, the Board shall have the right to amend or terminate the Plan, in whole or in part.

     6.2  Vesting and Payment Upon Termination.
          ------------------------------------

               (a) In the event of the termination or partial termination of this SERP, the rights of all affected parties, if any, to any benefits accrued to the date of such termination or partial termination, shall become nonforfeitable.

               (b) In the event of the termination of this SERP all benefit shall be immediately payable to the Participant by the Bank in whatever form the SERP otherwise provides, or in the discretion of the Board may be paid in a lump sum payment of the present value as determined in accordance with the assumptions and methodology of Section 7520 of the Code.

     6.3  Preservation of Benefits on Amendment.
          -------------------------------------

       No amendment of this SERP shall reduce the vested and accrued benefits, if any, of a Participant under this SERP.


                                  ARTICLE VII
                                  -----------

                           Miscellaneous Provisions
                           ------------------------

     7.1  Governing Law.
          -------------

     The SERP shall be construed, administered, and enforced according to laws of the Commonwealth of Massachusetts except to the extent that such laws are pre-empted by the federal laws of the United States of America.

     7.2  No Right to Continued Employment.
          --------------------------------

     Neither the establishment of the SERP nor any provisions of the SERP, nor any action of the Board shall be held or construed to confer upon any Employee the right to a continuation of employment by the Bank. Subject to any employment contract or Change in Control Agreement, the Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the SERP had not been adopted.

     7.3  Construction of Language.
          ------------------------

     Wherever appropriate in the SERP, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter. Any reference to any Article or Section shall be to an Article or Section of this SERP, unless otherwise indicated.

     7.4  Non-alienation of Benefits.
          --------------------------

     The right to receive a benefit under the SERP shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities. Should any Participants, Former Participants, Beneficiaries or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seem to subject such interest or right to legal or equitable process, all the interest or right of such Participants or Former Participants, Beneficiaries or other person entitled to benefits under the SERP shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Board, for or to the benefit of such Participants, Former Participants, Beneficiaries or other person or his spouse, children or other dependents in such manner and in such proportions as the Board may deem proper.

     7.5  Operation as Unfunded Nonqualified Plan.
          ---------------------------------------

     The SERP is intended to be an unfunded, nonqualified plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The SERP is not intended to comply with the requirements of Section 401(a) of the Code. The SERP shall be administered and construed so as to effectuate this intent.

     7.6  Reliance Upon Information
          -------------------------

     The Board shall not be liable for any decision or action taken in good faith in connection with the administration of the SERP. Without limiting the generality of the foregoing, any such decision or action taken by the Board in reliance upon any information supplied to them by an officer of the Bank, the Bank's legal counsel, or the Bank's independent accountants in connection with the administration of the SERP shall be deemed to have been taken in good faith.

     7.7  Effective Date
          --------------

     The SERP shall become effective [________].

     Executed at Fall River, Massachusetts on the ____ day of [________].

                                        FIRST FEDERAL SAVINGS BANK OF AMERICA


                                        By  _________________________________


                                        Title  _________________________________